UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Community National Corporation

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(Name of Registrant as Specified in Charter)

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COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 15, 2003

TO THE SHAREHOLDERS OF COMMUNITY NATIONAL CORPORATION:

You are cordially invited to attend the Annual Meeting of the Shareholders of Community National Corporation ("Community National") to be held on April 15, 2003 at 1:00 p.m. at the Community National Bank’s Springboro office located at 95 Edgebrook Drive, Springboro, Ohio, for the purpose of considering and acting on the following:

1.

Election of four Class II directors to serve until the 2005 Annual Meeting.

2.

Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2003 will be entitled to vote at the meeting.

By Order of the Board of Directors

/s/ PAUL J. SCHEUERMANN

Paul J. Scheuermann

President

March 15, 2003

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

ANNUAL MEETING OF SHAREHOLDERS

April 15, 2003

PROXY STATEMENT

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

ANNUAL MEETING OF SHAREHOLDERS

April 15, 2003

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of Community National Corporation (also referred to as "Community National" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 1:00 p.m. on April 15, 2003 at the Community National Bank’s Springboro Office located at 95 Edgebrook Drive, Springboro, Ohio, or at any adjournments thereof.

The Meeting has been called for the following purposes: (i) to elect four Class II directors, each for a two-year term, and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Meeting are being mailed to Shareholders on or about March 15, 2003.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Community National Common Stock can be voted at the Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of Community National (addressed to: Community National Corporation, 1400 East Second Street, Franklin, Ohio 45005, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted for the nominees for director set forth below.  The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting, and (iii) any other business that may properly come before the Meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by Community National and the cost of soliciting proxies will be borne by Community National.  In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of Community National or Community National Bank who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of Community National common stock (the "Common Stock") outstanding on March 1, 2003, the record date of the Meeting, is entitled to one vote on all matters coming before the meeting. As of March 1, 2003, Community National had 627,805 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 1, 2003 will be entitled to vote at the meeting either in person or by proxy.  The presence at the Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Meeting.

There has been no change in control of Community National since the date of the holding company conversion in 2001 effected through the merger between CNB Interim Bank, a wholly-owned subsidiary of the Company, and Community National Bank pursuant to which all of the shareholders of Community National Bank became all of the shareholders of the Company in the same proportion as their prior interests in Community National Bank.

The following table sets forth, as of February 15, 2003, the ownership of Common Stock by management of Community National, including (i) the Common Stock beneficially owned by each director, nominee for director and executive officer of Community National and (ii) the Common Stock beneficially owned by all officers, directors and nominees for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Donald G. Burns	Chairman, Director	50,737(1)	8.08%
Robert L. Campbell	Director	13,256(2)	2.11%
W. Leslie Earnhart	Director	12,360	1.97%
T.C. Garland	Director	28,537(3)	4.55%
James L. Gross, Jr.	Director, Secretary	34,838(4)	5.55%
Stanley E. Kolb	Director	22,819(5)	3.63%
Paul J. Scheuermann	Director, President	5,012(6)	0.80%
Jay A. Lees	Treasurer	2,180(7)	0.35%

All directors and officers as a group (8 persons)		169,739	27.04%

(1)

Includes 4,873 shares owned by Dr. Burns’ spouse and 4,250 shares owned by Dr. Burns through an IRA.

(2)

Includes 10,798 shares owned by Mr. Campbell’s spouse, 912 shares owned by Robert L. Campbell Farms, an Ohio corporation owned by Mr. Campbell, and 254 shares owned by Mr. Campbell through an IRA.

(3)

Includes 3,727 shares owned by the Patricia R. Garland Revocable Living Trust of which Dr. Garland is a trustee, 4,141 shares owned by Springboro Family Physicians, Inc., an Ohio corporation in which Dr. Garland owns an interest, and 385 shares owned by Dr. Garland's spouse.

(4)

Includes 9,190 shares owned by Mr. Gross's spouse, 2,128 shares owned by Mr. Gross's minor child or owned by Mr. Gross’s spouse as custodian for minor children, 1,060 shares owned by ELANJA, Inc., an Ohio corporation in which Mr. Gross owns an interest, and 861 shares owned by ERFOLG Realty Co. L.P. in which Mr. Gross owns an interest.

(5)

Includes 18,600 shares owned by Mr. Kolb’s spouse and 2,819 shares owned by Mr. Kolb through a brokerage account.

(6)

Includes 2,210 shares owned by Mr. Scheuermann’s spouse, 1,295 shares owned jointly by Mr. and Mrs. Scheuermann and 644 shares owned by Mr. Scheuermann through an IRA.

(7)

Includes 2,180 shares owned by Mr. Lees through a brokerage account.

ELECTION OF DIRECTORS

Community National's Code of Regulations provides that its business shall be managed by a board of directors of not less than five and not more than twenty-five persons.  The shareholders, pursuant to Community National's Code of Regulations, have established the number of directors at seven.  Community National's Code of Regulations divides such directors into two classes as nearly equal in number as possible and sets their terms at two years.  The four nominees for director of Community National receiving the most votes will be elected as directors.

The Board of Directors has nominated:

Donald G. Burns

W. Leslie Earnhart

T.C. Garland

Paul J. Scheuermann

to serve as Class II directors until the 2005 Annual Meeting of Shareholders and until their respective successors are elected and qualified.  Donald G. Burns, W. Leslie Earnhart, T.C. Garland and Paul J. Scheuermann are incumbent directors whose present terms will expire at the Meeting.

It is intended that the shares of Common Stock represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.)  If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

The following table sets forth information concerning the nominees for Class II directors of Community National.

Nominees for Directors

Name	Age	Principal Occupation	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Donald G. Burns	72	Retired Physician	Chairman, Director	2001	1983
W. Leslie Earnhart	83	Retired, sand and gravel company	Director	2001	1983
T. C. Garland	70	Physician	Director	2001	1983
Paul J. Scheuermann	44	Banker, Community National Bank	Director, President	2001	1994

The Board of Directors recommends that Shareholders vote "for" the election of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

To Community National's knowledge, no director, officer or affiliate of Community National, owner of record or beneficially of more than 5% of Community National 's Common Stock, or any associate of any such director, officer, affiliate of Community National or security holder, is an adverse party to Community National or any of its subsidiaries or has a material interest that is adverse to Community National or any of its subsidiaries.

The following table sets forth information concerning the directors of Community National and the executive officers of Community National.  Included in the table is information regarding each person's principal occupation or employment during the past five years.

[Remainder of page left intentionally blank.]

Name	Age	Principal Occupation(1)	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Donald G. Burns	72	Retired Physician	Chairman, Director	2001	1983
Robert L. Campbell	70	Retired Farmer	Director	2001	1983
W. Leslie Earnhart	83	Retired, sand and gravel company	Director	2001	1983
T. C. Garland	70	Physician	Director	2001	1983
James L. Gross, Jr.	55	President, Gross Lumber Company	Director, Secretary	2001	1997
Stanley E. Kolb	71	Attorney	Director	2001	1983
Paul J. Scheuermann	44	Banker, Community National Bank	Director, President	2001	1994
Jay A. Lees	60	Banker, Community National Bank	Treasurer	NA	NA

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its banking business, Community National Bank may engage in banking transactions with the employees, directors and managers of Community National or Community National Bank which may include, but not be limited to, loans.  As required by and in compliance with national banking law, all banking transactions with employees, officers and directors of Community National or Community National Bank are conducted on the same basis and terms as would be provided to any other customer of Community National Bank.  None of these loans to employees, officers and directors of Community National or Community National Bank involve more than a normal risk of collection.

During 2002, Community National Bank retained Mr. Stanley E. Kolb’s services as an attorney in connection with various matters arising in the ordinary course of the bank’s business.  The total amount paid to Mr. Kolb in exchange for these services amounted to $37,500 as of December 31, 2002.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of Community National as of February 15, 2003.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common	Donald G. Burns 7060 Middlemoor Lane Middletown, OH 45042	50,737	8.08%
Common	Deborah Fletcher 5500 Terrace Creek Drive Dayton, Ohio 45459	55,728	8.88%
Common	James L. Gross, Jr. 391 Park Drive Carlisle, Ohio 45005	34,838	5.55%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Community National's officers and directors and persons who own more than 10% of a registered class of Community National's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish Community National with copies of all Section 16(a) forms they file.  Based solely on Community National's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements, the officers, directors and greater than 10% beneficial owners of Community National have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 2002, the Board of Directors met on five occasions.  Each director attended 100% of such meetings.  Directors do not receive any compensation from Community National for their service on the Board of Directors of the Community National Corporation.  Each director of Community National also serves as a director of Community National Bank of Franklin Ohio, the banking subsidiary of Community National, which meets on a monthly basis, for which each is compensated at a rate of $750.00 per meeting attended.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank.  The members of the Audit Committee are Donald G. Burns, Robert Campbell, W. Leslie Earnhart, T.C. Garland, James L. Gross, Jr. and Stanley E. Kolb who met three times in 2002 with 100% attendance at each meeting.  All of the members of the Audit Committee are independent directors.  The Audit Committee is responsible for engaging independent auditors, reviewing with the independent auditors the plans and results of the audit, and reviewing the adequacy of the Bank's internal accounting controls.  The Board of Directors of the Company has adopted a written charter for the Audit Committee.

Neither the Company nor the Bank has a designated nominating committee.  Decisions concerning nominees for each Board of Directors are made by the respective Boards.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is composed of six independent directors.  The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee which was adopted by the Board of Directors of the Company on August 8, 2001.  The Audit Committee, among other matters, is responsible for the appointment and supervision of the independent public accountants, and reviews the arrangements for and the results of the auditors’ examination of the Company’s books and records and auditors’ compensation.  The Audit Committee reviews the Company’s accounting policies, internal control procedures and systems and compliance activities.  The Audit Committee also reviews the charter of the Audit Committee.

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The committee has also reviewed and discussed with J.D. Cloud & Co. L.L.P. ("J.D. Cloud"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with J.D. Cloud its independence.

Based on the foregoing discussions and subject to the limitations set forth below, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Management of the Company and the Bank is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Company’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.

This report has been provided by the Audit Committee:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Stanley E. Kolb

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning the compensation of the Chief Executive Officer and the Treasurer.  No other executive officer of Community National Bank had aggregate cash compensation for the year ended December 31, 2002 in excess of $100,000, including any cash bonuses.

		Annual Compensation		Long Term Compensation
Name	Fiscal Year	Salary($)	Bonus($)	Securities Underlying Options Granted	Restricted Stock Awards	All Other Compensation($)(1)
Paul J. Scheuermann, President	2002 2001 2000	121,264 116,600 110,000	11,503 16,020 15,483	n/a n/a n/a	n/a n/a n/a	2,605 2,512 2,380
Jay A. Lees, Treasurer	2002 2001 2000	94,800 91,156 85,982	9,064 12,300 12,037	n/a n/a n/a	n/a n/a n/a	2,076 2,003 1,899

(1) All Other Compensation includes, for each year reported, $180 paid for insurance premiums with respect to term life insurance for the benefit of Mr. Scheuermann and Mr. Lees.  Other Compensation for Mr. Scheuermann also includes $2,425 in contributions by Community National Bank to Mr. Scheuermann’s 401(k) in 2002;  $2,332 in contributions in 2001; and $2,200 for such contributions in 2000.  Other Compensation for Mr. Lees also includes $1,896 in contributions by Community National Bank to Mr. Lees’ 401(k) in 2002; $1,823 in such contributions in 2001; and $1,719 in such contributions in 2000.

Compensation Committee Report On Executive Compensation

Community National has no direct employees.  All officers and other persons performing services for Community National are employees of the Bank.  The Compensation Committee of the Board of Directors of the Bank is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and President of the Company and the Bank and the amount paid to each of the other executive officers of the Company and the Bank.  Paul J. Scheuermann, the Chief Executive Officer and President of both the Bank and the Company, is not a member of the Compensation Committee and does not participate in the deliberations concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board.  The objectives of the Bank's executive compensation program are to:

(a)

Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Compensation Committee;

(b)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(c)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Compensation Committee seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Compensation Committee first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference.  The Compensation Committee then considers the individual performance of the executive measured against the Compensation Committee's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits.  Executive officers also receive various benefits generally available to all employees of the Bank, such as participation in a defined contribution plan and medical plans.

The Compensation Committee of Community National Bank:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Stanley E. Kolb

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year by the Board of Directors is J.D. Cloud & Co., LLP, 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio.  A representative of the principal accountant will be present at the Annual Shareholders Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for the audit of the Company's financial statements and the review of the 10-KSB for the most recent fiscal year were $61,185.

Financial Information Systems Design and Implementation and Other Services

There were no fees charged by J.D. Cloud for financial information systems design and implementation services for the 2002 fiscal year.

All Other Fees

The aggregate fees billed by J.D. Cloud for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $5,155.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by J.D. Cloud to the Company is compatible with maintaining J.D. Cloud's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Meeting and does not intend to bring other matters before the Meeting.  However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at 1400 East Second Street, Franklin, Ohio 45005, prior to November 15, 2003.  The form of proxy distributed by the Company with respect to the 2004 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Company does not receive notice of that matter at the above address prior to January 30, 2004.

By Order of the Board of Directors

/s/ PAUL J. SCHEUERMANN

Paul J. Scheuermann

President

PROXY CARD

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby designates and appoints Dr. T. C. Garland and W. Leslie Earnhart, or either of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of Community National Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 15, 2003 at 1:00 p.m., or at any adjournment thereof, such proxies being directed to vote as specified below on the following proposals:

Please mark X in the appropriate box.  The Board of Directors recommends a FOR vote on each proposal.

1.

ELECTION OF DIRECTORS.

FOR all nominees listed below

WITHHOLD AUTHORITY (except as marked to the contrary below)

Donald G. Burns

W. Leslie Earnhart

T.C. Garland

Paul J. Scheuermann

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

______________________________________________________

2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________ (Signature of Shareholder) _______________________________ (Signature of Shareholder)

(Please sign Proxy as your name appears on your stock certificate(s).  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

Date: ___________________

Please date, sign, and mail this proxy to the Proxy Committee, in care of Community National Corporation, P.O. Box 577, Franklin, Ohio 45005-0577.  A pre-addressed envelope is enclosed.